Exhibit 99.1
Lehman Brothers CEO Energy/Power Conference Steve Leer, Chairman and CEO Arch Coal, Inc. New York City September 4, 2008

Forward-Looking Information This presentation contains forward-looking statements that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as expects, anticipates,intends,plans,believes,seeks,or will.Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertaintie s may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Asia's industrial revolution is testing global energy supply infrastructure


Population Urbanization
Urbanization rate of population
100%
80%
60%
40%
20%
0%
$0
$10,000
$20,000
$30,000
$40,000
GDP per capita (in U.S. $)
U.K.
Australia
Mexico
S. Korea
U.S.
Russia
Italy
China
India


Electricity Usage per Capita
Kilowatt-hours per capita
15,000
12,000
9,000
6,000
3,000
-
$0
$10,000
$20,000
$30,000
$40,000
GDP per capita (in U.S. $)
U.S.
Australia
S. Korea
U.K.
Russia
Italy
China
Mexico
India

Note: bubble size reflects size of population

Arch Coal, Inc.

Source: United Nations' Human Development Report 2007, 2006 World Development Indicators (World Bank)
Slide 3

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

China's vehicle fleet is projected to surpass that of the United States post 2030


Number of Highway Vehicles in China
(in million units)
600
500
400
300
200
100
0
2000
2010
2020
2030
2040
2050
U.S.: 251 mm
U.S.: 330 mm

- **Chinese vehicle fleet** projected to grow by 217 million vehicles between 2010 and 2030
- China is projected to add another 309 million vehicles from 2030 to 2050, **surpassing the U.S.**
- **Significant strain** on energy transport infrastructure

Source: Department of Energy / Argonne National Laboratory

Slide 4

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Around the globe, countries are embracing coal as a primary source for electricity


2007 Global
Coal Production:
6 billion metric tons
United States
24 GW online
by 2014
Europe (non-CIS)
33 GW online
by 2015
CIS countries
9 GW online
by 2015
Central &
South America
6 GW online
by 2013
China
216 GW online
by 2013
Mexico
2 GW online
by 2013
Other Asia
26 GW online
by 2015
India
67 GW online
by 2013

"The demand for coal will increase sharply as **coal-fired plant constructions** are being carried out at a break neck pace. By 2012, the world would need an estimated additional 1.1 billion short tons of new coal supply."

Source: ACI and Platts International

- Friedman, Billings Ramsey (6/08)

Slide 5

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Growing worldwide steel production and blast furnace capacity additions are stoking met coal demand

Projected Import Metallurgical Coal Demand

(in million metric tons)


243.3
253.1
267.2
282.5
2007
2008
2009
2010
Rest of World
Asia
South America

Benchmark Pricing for Met Coal

($/metric ton, FOB the port basis)


$300
$250
$200
$150
$100
$50
$0
02/03
03/04
04/05
05/06
06/07
07/08
08/09
Premium hard coking coal
Semi-soft & hi-vol PCI

- Global import **met coal** demand expected to grow by ~40 million tons over next 3 years
- More than 75 percent of the expected growth is being driven by increased consumption in **Asia** and **South America**

- **Met coal pricing** has risen sharply since 2003; expect continued market tightness
- Arch is **poised to capitalize** on strong met and PCI coal trends with its Mountain Laurel, Pardee and Lone Mountain mines

Source: McCloskey Metallurgical Coal Third Quarter 2008 Report, International Iron & Steel Institute, AME Mineral Economics Pricing

Slide 6

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Global coal supply flows are shifting due to growing demand and severe supply constraints

Key Trends in Atlantic Basin Coal Markets

- **South America**: port infrastructure constraints; political instability; resource nationalism; growing regional coal burn
- **USA**: swing supplier to Atlantic basin market; available coal export capacity; imports into country declining
- **Europe**: coal production declining; growing coal burn in eastern Europe; traditional import supply avenues waning
- **Russia**: production challenges; growing domestic coal consumption; exports increasingly shifting to Asia-Pacific market
- **South Africa**: domestic power shortage; reserve degradation; exports increasingly shifting to Asia-Pacific market

Key Trends in Asia-Pacific Coal Markets

- **Australia**: severe port and rail bottlenecks may mask underlying labor and mine challenges; expanded capacity still may undershoot growing Asian demand
- **Indonesia**: increasing domestic demand; export capacity dependent on congested river system
- **China**: substantial growth in domestic demand will likely push country to a net importer status as early as 2008
- **Vietnam**: growing domestic demand expected to reduce export supply
- **India**: imported coal needs projected to rise meaningfully; will pull available supply from Atlantic Basin markets

Source: ACI

Slide 7

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Coal's advantage: abundant, secure and widely dispersed


billions of tons
of oil equivalent
200
100
0
Coal
Natural Gas
Oil
Russia
North America
Europe
Middle East
China
India
Other Asia Pacific
Central and South America
Africa

Based on current production levels and proven reserves, coal should outlast both gas supplies and oil reserves by **roughly 4 times**

Arch Coal, Inc.

Source: ACI, Bank of America, BP Statistical Review 2007 and Blackwell Energy Research

Slide 8

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

In U.S. coal markets, Arch expects above-average demand growth over the next three years

(in million tons)	2008	2009	2010
Growth at Existing Coal Plants	-	+10	+10
New Coal Plant Demand [1/]	4	22	20
Increase in Gross Exports	24	10	10
Decline in Imports	2	-	-
Incremental Demand Growth	+30	+42	+40
Cumulative		+72	+112

[1/] Net of coal plant retirements.

- U.S. coal demand to grow by more than **100 million tons** by 2010
  - **Average utilization increases** of ~1% annually over the past 10 years (2008 projected to be weaker economically)
  - New **coal plant build-out** will expand coal consumption meaningfully
  - U.S. is expected to become a more **significant net exporter** given shortage of coal supply worldwide and available port capacity

Arch Coal, Inc.

Source: ACI and Platts

Slide 9

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Largest coal plant build-out since 1980 will meaningfully expand coal demand

Anticipated Supply Region for Coal Plants Under Construction

(in millions of tons)


24
16
8
0
2008
2009
2010
2011+
PRB
Non-PRB

- Build-out of 17.5 GW equates to **62 million tons** of new annual coal demand over next four years
- **Powder River Basin** likely will service at least half of these plants
- More than 7 GW – another **20 million tons** – in advanced permitting stages

Arch Coal, Inc.

Source: Platts and ACI

Slide 10

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Available U.S. port capacity and strong international demand will expand coal exports

- Available eastern export port capacity at Baltimore and Hampton Roads
- Existing port capacity at southern ports of Mobile, New Orleans, Charleston and Texas
- Limited port capacity on West Coast



Annual U.S. Gross Exports
(in millions of short tons)


125
100
75
50
25
0
+40%
91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08E

Arch Coal, Inc.

Source: ACI and NMA

Slide 11

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

U.S. coal supply growth is not keeping pace with projected U.S. coal demand in 2008

Increase in 1H08 U.S. Coal Production

(versus 1H07, in million tons, per MSHA)


8
4
0
-4
SPRB
NPRB
WBIT
FC
ILB
NAPP
CAPP
SAPP
Other


Northern PRB
Southern PRB
Illinois Basin
Northern Appalachia
Central Appalachia
Southern Appalachia
Western Bit
Four Corners

- First half 2008 total U.S. coal production increased just **1.2 million tons** vs. first half of 2007
- Some Appalachian steam coal is **crossing over** to met markets, further reducing available steam coal supply

Source: MSHA, EIA and ACI

Slide 12

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Total U.S. coal stockpile levels appear adequate – with eastern days-supply levels indicating tightness

Eastern Inventory Levels

(in days of burn)


53
43
July'07
July'08

Western Inventory Levels

(in days of burn)


48
60
July'07
July'08

There is genuinely a **tightness** in the market driven by international fundamentals, global demands.
- AEP (5/08)

We have blended in an increasing amount of Powder River Basin coal, and we – while rebalancing the portfolio – have remained within our dispatch price targets by **blending in cheaper coals**.
- AEP (5/08)

We did have the risk of **shortages** a year and a half ago … our piles got pretty dramatically low … **Coal conservation** in our instance affected our ability to sell some [power] into the wholesale market. With this, it showed that we need to have **more inventory** and we need to keep that stockpile. So, we certainly have **increased our [targets] …**
- Great Plains Energy (5/08)

Source: ACI, Energy Ventures Analysis and Select Generator Transcripts

Slide 13

Slide 14LONG-TERM MACRO ENERGY FUNDAMENTALSU.S. COAL INDUSTRY DYNAMICSCLIMATE AND CLEAN-COAL TECHNOLOGIESABOUT ARCH COALSource: ACI and Energy VelocityIn past cycles, PRB coal has gained market share in border states just east of the Mississippi RiverBorder States East of Mississippi RiverBurn by Coal Type circa 1990PRBNon-PRB78%22%Eastern border statepower plants in Wisconsin, Illinois, Tennessee and Mississippi historically burned a small mix of PRB coal18%32%50%Border States East of Mississippi River Burn by Coal Type circa 1995PRBNon-PRB58%42%Border States East of Mississippi RiverBurn by Coal Type circa 2007PRBNon-PRB31%69%By 1995, power plants in these four states increased their mix of PRB coalfrom 22 percent to 42 percent in just five yearsCurrent 69 percent mix of PRB coal has been achieved with relatively modest capital investment*Border states represent WS, IL, TN and MS

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

We foresee increased PRB market expansion opportunities further east of the Mississippi River

Non-Border States
East of Mississippi River
Burn by Coal Type circa 2007


51%
31%
18%
PRB
PRB switching opportunity
Non-PRB



Eastern power plants in non-border states are generally **comparable in design** to plants in the border states

Non-border state plants should be able to **increase their PRB coal use** greatly with minimal investment

Based on historical switching in the border states and the lower heat content of PRB coal, the **theoretical PRB switching opportunity** in the East exceeds 300 million tons

Such development is underway. In recent weeks, **Arch has signed agreements** with non-traditional PRB customers to test – as well as increase burn of – PRB coal.

Source: ACI and Energy Velocity

Slide 15

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Since 1970, coal has been used in increasingly clean ways in the United States


200%
150%
100%
50%
0%
-50%
-100%
1970
1975
1980
1985
1990
1995
2000
2005
2006
GDP +203%
Electricity from coal +182%
US population +46%
NOx -33%
SO2 -55%
PM10 -83%

- Higher efficiency rates and **carbon capture technologies** create opportunities for reducing carbon intensity as well

Arch Coal, Inc.

Source: NMA, EPA

NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter)

Slide 16

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

There is support for coal's essential role in America's energy future



"…we'll need to invest more in the clean technology that will allow us to burn more coal, our country's most abundant fossil fuel."

Senator Barack Obama (D-IL)

"We are sitting on the world's largest supply of energy in our coal reserves and that has to be one of the fundamental components of energy independence."

Senator John McCain (R-AZ)



Source: ACI, Google and Congressional web sites

Slide 17

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Developed nations must adopt climate solutions and export them to developing nations


CO_2 Emission Trends
(1990 - 2030)
Gt of CO_2
15
12
9
6
3
0
1990
1995
2000
2005
2010
2015
2020
2025
2030
Rest of Non-OECD
China
Rest of OECD
United States

- China surpassed the U.S. in **GHG emissions** in 2007
- The growth rate of GHG emissions in **developing nations** is likely to significantly exceed that of developed nations
- Developed nations must invest in more **clean coal** technology research & development

Arch Coal, Inc.

Source: IEA World Energy Outlook 2006, Guardian

Slide 18

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Arch Coal is well-positioned for the future







- One of the **largest** coal producers in the United States
- We supply roughly **12 percent** of the U.S. coal supply
  - Provide cleaner-burning, low-sulfur coal to fuel 6 percent of the nation's electricity
  - Ship coal to domestic and international steel manufacturers as well as international power producers
- Our talented **workforce** operates large, modern and efficient mines
- Industry **leader** in mine safety, productivity and reclamation

Arch Coal, Inc.

Source: ACI

Slide 19

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Arch's national scope of operations and reserve base includes presence in four major U.S. coal basins


Powder River Basin
1. Coal Creek
2. Black Thunder
Western Bituminous
1. Skyline
2. Dugout
3. Sufco
4. West Elk
Illinois Basin
Knight Hawk
Central Appalachia
1. Mountain Laurel
2. Coal-Mac
3. Cumberland River
4. Lone Mountain

2.9-Billion Ton Reserve Base


Compliance
Low-sulfur
High-sulfur
PRB (1,753)
WBIT (460)
ILB (376)
CAPP (338)

Arch Coal, Inc.

Source: ACI at 12/31/07
Slide 20

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Arch's mine portfolio underscores value of diversity

2007 ACI Coal Production
(percent of total tons by region)


WBIT:
15%
CAPP: 9%
PRB: 76%

2007 ACI Revenue
(percent of total revenue by region)


WBIT
22%
PRB
47%
CAPP
31%

2007 ACI Income
(percent of segment income by region)


WBIT
33%
PRB
41%
CAPP
26%

Arch Coal, Inc.

Source: ACI
Slide 21

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Arch has one of the industry's strongest and cleanest balance sheets

Net Debt as a Percentage of Capitalization
(at 12/31)


83.9%
58.0%
38.9%
46.2%
46.0%
2000
2002
2004
2006
2007

Legacy Liabilities of Largest U.S. Coal Companies
(12/31/07, in millions)


$3,431
$1,302
$759
$389
$336
Workers' Comp
Post-Retirement Medical
Reclamation
Pension
Peer 1
Peer 2
Peer 3
Peer 4
ACI

Arch Coal, Inc.

Source: SEC filings compiled by ACI

Slide 22

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Arch is continuing to enhance its reputation as a responsible energy company


Forbes
America's 100 Most Trustworthy Companies

- Operating the world's **safest** coal mines
  - Awarded MSHA's Sentinels of Safety honor for operating the nation's safest underground coal mines in 2006 and 2007
  - Ranked first among coal industry peers for safety performance last year
- Acting as **responsible** citizens and good **environmental stewards**
  - Inaugural 2007 social responsibility report elevates awareness of Arch's environmental programs
  - Earned 3 National Good Neighbor Awards in 4 years
- Achieving superior **financial performance**
  - *Forbes* recognized Arch as one of the 100 most trustworthy U.S. companies of 2008
  - Expect 2008 to be a record earnings year for Arch

Arch Coal, Inc.

Source: ACI, *Forbes*

Slide 23

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Arch's selective approach to signing new contracts retains future upside potential


Arch Unpriced Volume
(in millions of tons at 6/30/08)
4-8
65-75
85-95
2008
2009
2010
Steam coal
Metallurgical coal


Steam Coal Price Comparison
($/short ton, as of 8/29/08)
PRB
WBIT
CAPP
$11.38
$17.50
$29.91
$72.00
$69.54
$127.00
ACI 2Q08
PRB 8,800
ACI 2Q08
WBIT 11,700
ACI 2Q08
CAPP 12,500
Arch 2Q08 realized price by region
Index coal price for 2009 delivery

Source: ACI, Argus Coal Daily's *Physical Market Assessment*

Slide 24

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Over the long-term, Arch's coal-to-liquids vision can help America address energy security concerns

U.S. Energy Reserves
(in trillion Btu)


Coal: 94%
Coal
Natural Gas
Oil

U.S. Petroleum Supply
(million barrels per day)


OPEC 35%
Other Imports 30%
Domestic: 35%
Domestic
OPEC
Non-OPEC

U.S. Fuel Prices
($/million Btu at 9/2/08, Q109 delivery)


$19 = $110 per bbl
$8
<$1
PRB 8800
Natural Gas
Crude Oil

- Arch owns an **equity interest** in DKRW Advanced Fuels
  - Plan to build a 19,000 bpd **coal-to-gasoline facility** in southern Wyoming
  - Plant would capture CO_2 emissions to enhance recovery in domestic oil fields

Arch Coal, Inc.

Source: EIA, Platts and NYMEX

Slide 25

LONG-TERM MACRO ENERGY FUNDAMENTALS | U.S. COAL INDUSTRY DYNAMICS | CLIMATE AND CLEAN-COAL TECHNOLOGIES | ABOUT ARCH COAL

Arch's future growth avenues are compelling

Shareholder Returns

Strategic Growth

Consider acquisitions or other investments that strategically fit and create value

Organic Growth

Invest in core businesses to enhance profit growth and return on capital, evaluate opportunities to further upgrade and expand reserve base

Market Expansion

Consider investments to expand market for coal (and improve coal's value proposition) through Btu-conversion and other advanced coal technologies

Capital Structure Enhancement

Maintain strong balance sheet, and consider other vehicles for value creation, such as share repurchases or dividend increases, when advantageous

Arch Coal, Inc.

Source: ACI

Slide 26